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                                                                   Exhibit 10.37

August 2, 2000                                                          $250,000

                                PROMISSORY NOTE

     FOR VALUE RECEIVED, the undersigned ("Maker") promises to pay to the order
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of ChipPAC, Inc., a Delaware corporation ("Payee"), the aggregate principal sum
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of Two Hundred Fifty Thousand Dollars ($250,000) (the "Principal Amount") on the
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termination of Maker's employment with Payee (the "Maturity Date") as more
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fully described in Section 6.2.


     1.   Payment Provisions.  Maker covenants that so long as any amount
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hereunder is outstanding:

          1.1.  Maturity.  Upon the occurrence of the Maturity Date, or on any
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     accelerated maturity hereof, Maker will pay the entire principal amount of this Note then outstanding, together with all accrued and unpaid interest thereon.

          1.2.  Interest. Interest calculated daily on the basis of a 365-day
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     year on the entire Principal Amount from time to time unpaid through and including the maturity hereof shall accrue at a rate per annum equal to eight percent (8.0%) after the first anniversary of the date hereof. No interest shall accrue prior to the first anniversary hereof. Interest after maturity shall be payable at a rate of one percent (1%) per annum in excess of the rate payable hereunder prior to maturity. In no event shall the rate of interest hereunder exceed the maximum interest rate permitted by applicable law.

          1.3.  Voluntary Prepayments.  Maker may at any time or from time to
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     time prepay all or any part of the principal amount of this Note, without premium or penalty. Any prepayment shall be accompanied by payment of the interest accrued on the prepaid amount.

          1.4.  Place of Payments.  Payment shall be made in lawful money of the
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     United States of America at Payee's principal executive offices in
     California or at such other place as the holder hereof shall designate in writing to Maker.

     2.   Remedy.  If a default shall have occurred and be continuing, Payee
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shall thereafter have the right and remedy (to the extent permitted by applicable law), to demand, sue for or collect from Maker up to the entire Principal Amount plus all accrued and unpaid interest thereon, such right and remedy being exclusive.

     3.   Marshaling.  Payee shall not be required to marshal any present or
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future security for (including but not limited to this Promissory Note), or other assurances of payment of, the amounts due hereunder, or to resort to such security or other assurances of payment in any particular order. All of Payee's rights hereunder and in respect of such security and other assurances of payment shall be cumulative and in addition to all other rights, however existing or arising. To the extent that he lawfully may, Maker hereby agrees that he will not invoke any law relating to the marshaling of collateral that might cause delay in or impede the enforcement of Payee's rights under this
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Promissory Note, and to the extent that he lawfully may, Maker hereby irrevocably waives the benefits of all such laws.

     4.   Maker's Obligations Not Affected. The obligations of Maker hereunder
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shall remain in full force and effect without regard to and shall not be impaired by (a) any exercise or nonexercise, or any waiver, by Payee of any right, remedy, power or privilege under or in respect of any of such obligations or any security thereof; (b) any amendment to or modification of this Promissory Note, or (c) the taking of additional security for, or any other assurances of payment of, any of such obligations or the release or discharge or termination of any security or other assurances of payment or performance for any of such obligations; whether or not Maker shall have notice or knowledge of any of the foregoing.

     5.   Further Assurances. Maker will do all such acts, and will furnish to
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Payee all such financing statements, certificates, legal opinions and other documents and will obtain all such governmental consents and corporate approvals and will do or cause to be done all such other things as Payee may reasonably request from time to time in order to give full effect to this Promissory Note and to secure the rights of Payee hereunder, all without any cost or expense to Payee. If Payee so elects, a photocopy of this Promissory Note may at any time and from time to time be filed by Payee as a financing statement in any recording office in any jurisdiction.

     6.   Certain Events.
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          6.1.  Bankruptcy, Insolvency, Etc. This Note shall become immediately
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     due and payable, without any demand, notice or other act on the part of
     Payee upon the entry of a decree or order by a court of competent jurisdiction adjudging Maker bankrupt or insolvent, or the institution of voluntary or involuntary proceedings to adjudge Maker bankrupt or insolvent. No failure by any holder hereof to take action with respect to any such event shall affect any right to take action with respect to the same or any other such event.

          6.2.  Termination of Maker's Employment.  This Note shall become
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     immediately due and payable, without any demand, notice or other act on the part of Payee upon the termination of Maker's employment with Payee.

     7.   Notice, Etc. Any notice or other communication in connection with this
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Promissory Note shall be in writing and shall, except as otherwise provided herein, be deemed to have been duly given when (i) delivered by hand, (ii) sent by telecopier (with receipt confirmed), provided that a copy is mailed by certified mail, return receipt requested, or (iii) when received by the addressee, if sent by Express Mail, Federal Express or other express delivery service (receipt requested), in each case, at the appropriate addresses and telecopier numbers as set forth below:

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If to Maker, to him at:

  Robert Krakauer
  7851 Perry Lane
  Pleasanton, California 94588
  Telephone: (925) 462-3783

or at such other address he shall specify by notice actually received by the addressor.

If to Payee, to it at:                       with a copy to:

ChipPAC, Inc.                                Kirkland & Ellis
3151 Coronado Drive                          777 South Figueroa Street
Santa Clara, CA 95054                        Los Angeles, CA 90017
Attn: Connie Fredrickson-Bray                Attn: Eva Davis
Telephone: (408) 486-5900                    Telephone: (213) 680-8400
Telecopier: (408) 486-5914                   Telecopier: (213) 680-8500


or at such other address or telecopier number as a party shall have specified by notice actually received by the addressor.

     8.   Miscellaneous. Maker and all endorsers hereby waive presentment,
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demand, notice, protest, and all other demands, notices and defenses (other than payment) in connection with delivery, acceptance, performance and enforcement of this Note except as specifically otherwise provided herein, assent to extensions of the time of payment or forbearance or other indulgence without notice and agree to pay all of each holder's costs of collection or enforcement, including without limitation attorney's fees and disbursements, to the extent allowed by law.

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     IN WITNESS WHEREOF, I have set my hand to this Promissory Note, under seal, this 2nd day of August, 2000.

WITNESS:                                          MAKER:





/s/ Dennis McKenna                                /s/ Robert Krakauer
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                                                  Robert Krakauer
                                      S-1